SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                      November 12, 2003 (November 11, 2003)





                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

        Maryland                        1-10360                  52-1622022
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)



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Item 5.  Other Events and Required FD Disclosure.

     On November 11, 2003, the Company issued a press release reporting the declaration of cash dividends for the fourth quarter of 2003 on each of the Company's Series B Cumulative Convertible Preferred Stock, Series F Redeemable Cumulative Dividend Preferred Stock and Series G Redeemable Cumulative Dividend Preferred Stock. A copy of this press release is incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated November 11, 2003.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    CRIIMI MAE Inc.



Dated: November 12, 2003                            By:/s/ Cynthia O. Azzara
                                                    ------------------------
                                                    Cynthia O. Azzara
                                                    Executive Vice President,
                                                    Chief Financial Officer,
                                                    and Treasurer

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                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated November 11, 2003.

*    Filed herewith.